THE LAZARD FUNDS, INC.
Lazard Enhanced Opportunities Portfolio

Lazard Real Assets Portfolio

Lazard US Convertibles Portfolio

Supplement to Current Summary Prospectuses and Prospectus

Effective May 1, 2023, the following will replace the “Investment Objective” section in the summary prospectus for Lazard Enhanced Opportunities Portfolio and the section entitled “Summary Section—Investment Objective” for Lazard Enhanced Opportunities Portfolio in the prospectus.

The Portfolio seeks capital appreciation.

Effective May 1, 2023, the following will replace the “Investment Objective” section in the summary prospectus for Lazard Real Assets Portfolio and Lazard US Convertibles Portfolio and the sections entitled “Summary Section—Investment Objective” for Lazard Real Assets Portfolio and Lazard US Convertibles Portfolio in the prospectus.

The Portfolio seeks long-term capital appreciation.

Effective May 1, 2023, the following will replace the third paragraph of the “Investment Strategies and Investment Risks—Overview” section in the prospectus:

The investment objective for Lazard Enhanced Opportunities Portfolio is capital appreciation. The investment objective for Lazard Equity Franchise Portfolio is total return consisting of appreciation and income. The investment objective for Lazard Emerging Markets Debt Portfolio and Lazard Global Fixed Income Portfolio is total return from current income and capital appreciation. The investment objective for Lazard US Corporate Income Portfolio is maximum total return from a combination of capital appreciation and current income. The investment objective for Lazard US Short Duration Fixed Income Portfolio is total return and preservation of capital. The investment objective for Lazard Global Listed Infrastructure Portfolio and Lazard Global Dynamic Multi-Asset Portfolio is total return. The investment objective for each of the other Portfolios is long-term capital appreciation. For Lazard US Sustainable Equity Portfolio, Lazard US Systematic Small Cap Equity Portfolio, Lazard International Equity Advantage Portfolio, Lazard International Quality Growth Portfolio, Lazard Managed Equity Volatility Portfolio, Lazard Global Strategic Equity Portfolio, Lazard Equity Franchise Portfolio, Lazard Emerging Markets Equity Advantage Portfolio, Lazard US Convertibles Portfolio, Lazard Real Assets Portfolio and Lazard Enhanced Opportunities Portfolio, each Portfolio’s investment objective(s) may be changed without the approval of the Portfolio’s shareholders upon 60 days’ notice to shareholders; for the other Portfolios, each Portfolio’s investment objective(s) may only be changed with the approval of the Portfolio’s shareholders.

Dated: February 24, 2023